UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2010
NetREIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53673	33-0841255

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282 Pacific Oaks Place Escondido, California	92029

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 471-8536

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
This Form 8-K/A amends and supplements the Current Report on Form 8-K filed on August 27, 2010 by the Registrant to present the financial statements for the real property described below as well as the related pro forma financial statements for NetREIT, Inc. , a Maryland corporation (the “Company”).
On August 24, 2010, the Company completed the acquisition of Genesis Plaza (“Property”), pursuant to an Agreement of Purchase and Sale, dated July 12, 2010 (“Agreement”) for the purchase price of ten million dollars ($10,000,000) as previously disclosed in the Current Report on Form 8-K filed on August 13, 2010.
The Property is a four-story suburban office building built in 1988 and located in the Kearny Mesa submarket of San Diego, California, consisting of 57,685 square feet on approximately 2.45 acres. As of this filing, the Property is 87% leased with 22% of the tenant lease terms expiring in the next two (2) years and 37% of the tenant lease terms expiring in the next three (3) years.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Genesis Plaza

	Report of Independent Registered Public Accounting Firm	F-1

	Historical Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-2

	Notes to Historical Statements of Revenues Over and Direct Operating Expenses for the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-3

(b)	Pro Forma Financial Information

NetREIT, Inc.

	Introduction to Pro Forma Consolidated Financial Statements (Unaudited)	F-5

	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010	F-6

	Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010	F-7

	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009	F-8

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetREIT, Inc.
Date: November 3, 2010	By:	/s/ Kenneth Elsberry
		Name:	Kenneth Elsberry
		Title:	Chief Financial Officer

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Management
of NetREIT, Inc
We have audited the accompanying historical statement of revenues and direct operating expenses (“historical statement”) of Genesis Plaza for the year ended December 31, 2009. This financial statement is the responsibility of Genesis Plaza management. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Genesis Plaza’s revenues and direct operating expenses.
In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 2, of Genesis Plaza for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP
San Diego, California
November 3, 2010

Genesis Plaza
HISTORICAL STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
For the Six Months Ended June 30, 2010 (unaudited) and for the Year Ended December 31, 2009

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	(unaudited)

REVENUES
Rental income	$718,908	$1,533,183

DIRECT OPERATING EXPENSES
Repairs and maintenance	82,332	166,542
Real estate taxes	71,965	141,392
Utilities	25,005	50,237
General and administrative	61,864	112,836

Total direct operating expenses	241,166	471,007

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$477,742	$1,062,176

Genesis Plaza
NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND DIRECT OPERATING EXPENSES
For the Six Months Ended June 30, 2010 (unaudited) and for the Year Ended December 31, 2009
1. DESCRIPTION OF REAL ESTATE PROPERTY
On August 24, 2010, NetREIT, Inc., a Maryland corporation (“NetREIT” or “Company”) completed the acquisition of Genesis Plaza (“Property”), pursuant to an Agreement of Purchase and Sale, dated July 12, 2010 (“Agreement”) for the purchase price of ten million dollars ($10,000,000) as previously disclosed in the Current Report on Form 8-K filed on August 13, 2010. The Company paid the purchase price through a cash payment of $5.0 million and a new mortgage loan with an insurance company secured by the Property of $5.0 million. The loan bears interest at 4.65% with a 25 year amortization schedule and a maturity date of August, 24, 2015 that may be extended for an additional 5 years at the lender’s discretion subject to a change in the interest rates and other terms of the agreement.
The Property is a four-story suburban office building built in 1988 and located in the Kearny Mesa submarket of San Diego, California, consisting of 57,685 square feet on approximately 2.45 acres. As of this filing, the Property is 87% leased with 22% of the tenant lease terms expiring in the next two (2) years and 37% of the tenant lease terms expiring in the next three (3) years.
NetREIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary types of properties in which NetREIT invests include office, retail, self-storage properties and residential properties located in the western United States..
2. BASIS OF PRESENTATION
The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Genesis Plaza is not a legal entity and the accompanying historical statements are not representative of the actual operations for the periods presented as certain revenues and expenses that may not be comparable to the revenues and expenses NetREIT expects to incur in the future operations of Genesis Plaza have been excluded. Excluded items include interest, depreciation and amortization and general and administrative costs not directly comparable to the future operations of Genesis Plaza.
Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. The excess of revenues over direct operating expenses as presented is not intended to be comparable to the proposed future operations of the Property.
An audited historical statement of revenues and direct operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Genesis Plaza was acquired from an unaffiliated party and (ii) based on due diligence of Genesis Plaza, management is not aware of any material factors relating to Genesis Plaza that would cause this financial information not to be necessarily indicative of future operating results.
3. SIGNIFICANT ACCOUNTING POLICIES
Rental Income
Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the terms of the related leases.
Tenant Reimbursements
Property operating expense reimbursements due from tenants for common area maintenance, real estate taxes and other recoverable costs are included in rental income in the period in which the related expenses are incurred. During 2009 and 2010 reimbursements from tenants were approximately $34,000 and $16,000, respectively and are included within Rental income.

Use of Estimates
The preparation of the historical financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.
4. RISKS AND UNCERTAINTIES
The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If a significant number of tenants were to default or occupancy was to decrease, future revenues of the Property would be severely impacted.
5. CONCENTRATION OF REVENUES
For the six months ended June 30, 2010, four tenants contributed approximately 11.4%, 13.2%, 13.6% and 30.2% of total rental income, respectively. For the year ended December 31, 2009, four tenants contributed 12.2%, 17.1%, 17.6% and 29.2% of total rental income, respectively.
6. INTERIM UNAUDITED FINANCIAL INFORMATION
The historical statement of revenues and direct operating expenses for the six months ended June 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.
7. COMMITMENTS AND CONTINGENCIES
The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.
8. FUTURE MINIMUM RENTAL COMMITMENTS
As of June 30, 2010, future minimum rental receipts expected under non-cancelable lease agreements for the six months ending December 31, 2010 and the four years ending December 31 and thereafter are as follows:

Six month period ending December 31, 2010	$647,561
2011	1,358,827
2012	1,165,558
2013	996,007
2014	892,959
Thereafter	410,461

Total	$5,471,373

NetREIT
INTRODUCTION TO PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
As previously reported, on August 24, 2010, NetREIT, Inc., a Maryland corporation (“NetREIT” or “Company”) completed the acquisition of Genesis Plaza (“Property”), pursuant to an Agreement of Purchase and Sale, dated July 12, 2010 (“Agreement”) for the purchase price of ten million dollars ($10,000,000) as previously disclosed in the Current Report on Form 8-K filed on August 13, 2010. The Company paid the purchase price through a cash payment of $5.0 million and a new mortgage loan with an insurance company secured by the Property of $5.0 million. The loan bears interest at 4.65% with a 25 year amortization schedule and an initial maturity date of August, 24, 2015 that may be extended for an additional 5 years at the lender’s discretion subject to a change in the interest rates and other terms of the loan agreement.
The Property is a four-story suburban office building built in 1988 and located in the Kearny Mesa submarket of San Diego, California, consisting of 57,685 square feet on approximately 2.45 acres. As of this filing, the Property is 87% leased with 22% of the tenant lease terms expiring in the next two (2) years and 37% of the tenant lease terms expiring in the next three (3) years.
NetREIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary types of properties in which NetREIT invests include office, retail, self-storage properties and residential properties located in the western United States.
The accompanying unaudited pro forma balance sheet as of June 30, 2010 has been prepared to give effect to the acquisition of Genesis Plaza as if this real property had been acquired on June 30, 2010.
The accompanying unaudited pro forma statements of operations combine the historical statements of operations of NetREIT and the historical statements of operations of Genesis Plaza for the six months ended June 30, 2010 and for the year ended December 31, 2009, giving effect to the acquisition as if it had been completed on January 1, 2009.
You should read this information in conjunction with:
a) The accompanying notes to the unaudited pro forma financial statements;
b) The separate audited historical financial statements of NetREIT for the years ended December 31, 2009 and 2008 included in its Annual Report on Form 10-K.
c) The audited Historical Statement of Revenues and Direct Operating Expenses of Genesis Plaza for the year ended December 31, 2009 and the unaudited Historical Statement of Revenues and Direct Operating Expenses for the six months ended June 30, 2010 which are included elsewhere herein.
We are presenting the unaudited pro forma financial information for informational purposes only. The pro forma information is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the acquisition on January 1, 2009. In addition, the unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company.

NetREIT, Inc
Pro Forma Consolidated Balance Sheet (Unaudited)
June 30, 2010

				Pro Forma Combined
	NetREIT	Genesis Plaza		Total
ASSETS
Real estate assets, net	$95,100,203	$9,144,464	(1)	$104,244,667
Lease intangibles, net	657,797	855,536		1,513,333
Land purchase option	1,370,000			1,370,000
Mortgages receivable and interest	920,216			920,216
Cash and cash equivalents	10,125,668	(5,000,000	)(1)	5,125,668
Restricted cash	147,298			147,298
Tenant receivables, net	180,257			180,257
Due from related party	40,088			40,088
Other assets, net	5,016,843			5,016,843

TOTAL ASSETS	$113,558,370	$5,000,000		$118,558,370

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$34,555,890	$5,000,000	(1)	$39,555,890
Accounts payable and accrued liabilities	2,451,957			2,451,957
Dividends payable	718,219			718,219
Tenant security deposits	272,480			272,480

Total liabilities	37,998,546	5,000,000		42,998,546

Shareholders’ equity:
Undesignated preferred stock, no par value, shares authorized: 8,995,000, no shares issued and outstanding at June 30, 2010	—			—
Series A preferred stock, no par value, shares authorized: 5,000, no shares issued and outstanding at June 30, 2010	—			—
Convertible Series AA preferred stock, no par value, $25 liquidating preference, shares authorized: 1,000,000; no shares issued and outstanding at June 30, 2010	—			—
Common stock Series A, no par value, shares authorized: 100,000,000; 11,346,928 shares issued and outstanding at June 30, 2010	95,129,146			95,129,146
Common stock Series B, no par value, shares authorized: 1,000, no shares issued and outstanding at June 30, 2010	—			—
Additional paid-in capital	433,204			433,204
Dividends paid in excess of accumulated earnings	(26,653,396)			(26,653,396)

Total NetREIT, Inc. shareholders’ equity	68,908,954	—		68,908,954
Noncontrolling interests	6,650,870	—		6,650,870

Total shareholders’ equity	75,559,824	—		75,559,824

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$113,558,370	$5,000,000		$118,558,370

See notes to unaudited pro forma consolidated financial statements.

NetREIT, Inc.
Pro Forma Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2010

					Pro Forma Combined
	NetREIT	Genesis Plaza	Adjustments		Total

Rental income	$4,473,235	$718,908	$(13,431	)(2)	$5,178,712

Costs and expenses:
Interest	876,064		116,250	(3)	992,314
Rental operating costs	2,059,641	179,302	11,412	(4)	2,250,355
General and administrative	1,567,788	61,864			1,629,652
Depreciation and amortization	1,667,163		165,651	(4)	1,832,814

Total costs and expenses	6,170,656	241,166	293,313		6,705,135

Other income:
Interest income	54,757				54,757
Equity in earnings of real estate ventures	1,769				1,769

Total other income	56,526	—	—		56,526

Net income (loss) before noncontrolling interests	(1,640,895)	477,742	(306,744)		(1,469,897)

Income attributable to noncontrolling interests	94,495				94,495

Net income (loss)	(1,735,390)	477,742	(306,744)		(1,564,392)

Preferred stock dividends	(34,447)	—	—		(34,447)

Net income (loss) attributable to common shareholders	$(1,769,837)	$477,742	$(306,744)		$(1,598,839)

Loss per common share	($0.17)				($0.15)

Weighted average number of common shares outstanding — basic and diluted	10,687,238				10,687,238

See notes to unaudited pro forma consolidated financial statements.

NetREIT, Inc.
Pro Forma Consolidated Statement of Operations (Unaudited)
For the Year Ended December 31, 2009

					Pro Forma Combined
	NetREIT	Genesis Plaza	Adjustments		Total

Rental income	$5,479,783	$1,533,183	$(36,956	)(2)	$6,976,010

Costs and expenses:
Interest	998,351		232,500	(3)	1,230,851
Rental operating costs	2,671,173	358,171	26,960	(4)	3,056,304
General and administrative	2,325,846	112,836			2,438,682
Depreciation and amortization	2,186,303		320,949	(5)	2,507,252

Total costs and expenses	8,181,673	471,007	580,409		9,233,089

Other income (expense)
Interest income	85,840				85,840
Gain on sale of real estate	219,449				219,449
Equity in losses of real estate ventures	(112,958)				(112,958)
Other expense	(289)				(289)

Total other income	192,042	—	—		192,042

Net income (loss) before noncontrolling interests	(2,509,848)	1,062,176	(617,365)		(2,065,037)

Income attributable to noncontrolling interests	23,679				23,679

Net income (loss)	(2,533,527)	1,062,176	(617,365)		(2,088,716)

Preferred stock dividends	(87,850)	—	—		(87,850)

Net income (loss) attributable to common shareholders	$(2,621,377)	$1,062,176	$(617,365)		$(2,176,566)

Loss per common share	($0.31)				($0.26)

Weighted average number of common shares outstanding — basic and diluted	8,344,054				8,344,054

See notes to unaudited pro forma consolidated financial statements

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1 — BASIS OF PRESENTATION
As explained in the Introduction to Pro Forma Consolidated Financial Statements (unaudited), on August 24, 2010, the Company completed its previously announced acquisition of Genesis Plaza.
The purchase price of $10.0 million was allocated as follows:

Land	$1,400,000
Building	7,543,510
Tenant improvements	200,954
Above market rents	388,692
In-place leases	219,070
Lease commissions	247,774

$10,000,000

No significant acquisition costs were incurred by NetREIT related to the purchase of Genesis Plaza.
The historical financial information for NetREIT as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009 was derived from its quarterly report on Form 10-Q for the six months ended June 30, 2010 and its annual report on Form 10-K for the year ended December 31, 2009, respectively.
The pro forma adjustments to record the purchase of Genesis Plaza reflected in the accompanying unaudited pro forma consolidated balance sheet and pro forma consolidated statements of operations are explained in Note 2.
NOTE 2 —ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED) AS OF JUNE 30, 2010 AND THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND FOR THE YEAR ENDED DECEMBER 31, 2009
ADJUSTMENT 1.
Purchase of Genesis Plaza through the cash payment of $5.0 million and a new mortgage note payable of $5.0 million.
ADJUSTMENT 2.
Amortization of above market rents for leases acquired as if the leases were acquired as of the first day of the period presented.
ADJUSTMENT 3.
Interest costs assumed to have been incurred on the $5.0 million mortgage note payable in connection with the purchase from the first day of the period presented. The interest rate used was 4.65% based on the rate in effect as of the close of the transaction, or August 24, 2010.
ADJUSTMENT 4.
To reflect adjustment for additional property management fees in accordance with the contract entered into with CHG Properties, Inc., a subsidiary of C.I. Holdings, Inc., a related party and a small shareholder in the Company, at acquisition.
ADJUSTMENT 5.
Depreciation and amortization as if the acquisition had been completed from the first day of the period presented. Depreciation for the building is recorded on a straight line basis over 39 years. Amortization expense related to lease intangibles and tenant improvements are amortized over the life of the lease.